                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.______)

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                    SBL FUND
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3)  Per unit  price  or other  underlying  value  of  transaction  computed pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

[SBG LOGO] The Security Benefit
           Group of Companies
--------------------------------------------------------------------------------

July 20, 2002

Dear Shareholder:

I am writing to inform you of the upcoming  special  meeting of  stockholders of
SBL Fund to be held on Tuesday,  August 20, 2002.  At this meeting you are being asked to vote on an important  proposal  affecting your fund. We ask you to read the enclosed information  carefully and vote your shares. Your vote is extremely important.

The issue to be considered at the special meeting is:

PROPOSAL  NO. 1 - TO  APPROVE A CHANGE IN THE  SERIES Y (SELECT  25) OF THE FUND
FROM A DIVERSIFIED  TO A  NON-DIVERSIFIED  FUND. The  stockholders  of Select 25
Series are asked to approve a proposal  that would allow  Select 25 Series to be managed as a non-diversified fund.

The Board of  Directors  of the fund has  unanimously  approved the proposal and recommends that you vote "FOR" it. To vote,  simply  complete,  sign and send us the  enclosed  proxy  card  in the  envelope  provided.  Alternatively,  you may register your vote on the Internet at _______________. If you have any questions concerning  the issue to be voted on or need  assistance  completing  your proxy card, please contact us at 1-800-888-2461.

We appreciate  your  consideration  of this  important  proposal.  Thank you for investing with the Security Funds.

Sincerely,

JAMES R. SCHMANK

James R. Schmank
President
Security Management Company, LLC

   One Security Benefit Place * Topeka, Kansas 66636-0001 * (785) 438-3000 *
                             www.securitybenefit.com

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                       SBL FUND(R) - SERIES Y (SELECT 25)
                           TO BE HELD AUGUST 20, 2002
              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461

TO THE SHAREHOLDERS OF
   >  SBL FUND

   Notice is hereby given that a special meeting of the shareholders of Series Y
(the  "Select 25 Fund") of SBL Fund, a Kansas  corporation,  will be held at the offices of SBL Fund,  Security  Benefit  Group  Building,  One Security  Benefit
Place,  Topeka,  Kansas  66636,  on  August  20,  2002 at 9:30 a.m.  local  time
("Meeting"), for the following purposes:

   1.  To approve a proposal to change the Select 25 Fund from a diversified  to a non-diversified fund.

   2.  To transact such other business as may properly come before the Meeting.

   The Board of  Directors  of the SBL Fund has fixed the close of  business  on
June 24, 2002, as the record date for the  determination  of shareholders of the
Select 25 Fund entitled to notice of and to vote at the Meeting.

   THERE IS ENCLOSED A PROXY FORM  SOLICITED  BY THE BOARD OF  DIRECTORS  OF SBL
FUND.  ANY FORM OF PROXY THAT IS  EXECUTED  AND  RETURNED,  NEVERTHELESS  MAY BE
REVOKED  PRIOR TO ITS USE.  ALL SUCH PROXIES  PROPERLY  EXECUTED AND RECEIVED IN
TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                                                       SBL Fund,
Topeka, Kansas                                                        AMY J. LEE
July 20, 2002                                                          Secretary
--------------------------------------------------------------------------------
IMPORTANT: SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING
ARE REQUESTED TO MARK,  DATE,  SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE
SBL FUND, OR OTHERWISE VOTE THEIR SHARES, AS EARLY AS POSSIBLE.

SBL FUND
MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001

                SPECIAL MEETING OF SHAREHOLDERS, AUGUST 20, 2002
                                 PROXY STATEMENT
                                  JULY 20, 2002

   The enclosed proxy is solicited by and on behalf of the Board of Directors of the SBL Fund. The Board of Directors is soliciting  proxies from shareholders of the Select 25 Fund with respect to the proposals  set forth in the  accompanying notice.  We expect to mail  proxies to the Select 25 Fund's  shareholders  on or about July 20, 2002.

   Shareholders  of the Select 25 Fund will vote separately from other Series of the SBL Fund with respect to Proposal No. 1.

                                 PROPOSAL NO. 1
                       APPROVAL OF CHANGE FROM DIVERSIFIED
                             TO NON-DIVERSIFIED FUND

   Select 25 Fund  seeks  long-term  growth of  capital,  which it  provides  by focusing its  investments  in a core  position of 20-30 common  stocks of growth companies, which have exhibited consistent above average earnings and/or revenue growth.  Select 25 Fund currently is managed as a diversified fund as defined in the 1940 Act.  This means that,  with  respect to 75% of its total  assets,  the
Select  25 Fund  will  not  invest  more  than  5% of its  total  assets  in the securities  of a single  issuer or own more than 10% of the  outstanding  voting securities of a single issuer.

   At  a  meeting  held  May  3,  2002,  the  Board  of  Directors   approved  a
recommendation by the Select 25 Fund's adviser, Security Management Company, LLC
("Security  Management"),  that the Fund be managed as a  non-diversified  fund.
"Non-diversified"  means that the proportion of the Select 25 Fund's assets that may be invested in the  securities of a single issuer is not limited by the 1940
Act. However,  to meet federal tax requirements for qualification as a regulated investment  company, a non-diversified  management  investment company may have:
(1) no more than 25% of its total assets  invested in the  securities of any one issuer  (other  than U.S.  government  securities  or shares of other  regulated investment companies); and (2) with respect to 50% of its total assets, must not invest more than 5% of its total assets in the securities of a single issuer and must not own more than 10% of outstanding voting securities of a single issuer.

   Because  the  proposal  constitutes  a change to the  fundamental  investment policies of Select 25 Fund, shareholder approval is required for the change.
--------------------------------------------------------------------------------
SBL FUND WILL FURNISH,  WITHOUT CHARGE,  A COPY OF THE ANNUAL REPORT  CONTAINING
AUDITED  FINANCIAL  STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, TO A
SHAREHOLDER  UPON REQUEST.  SUCH REQUESTS SHOULD BE DIRECTED TO THE SBL FUND, BY
WRITING THE SBL FUND AT ONE SECURITY BENEFIT PLACE,  TOPEKA,  KANSAS 66636-0001,
OR BY CALLING THE FUND'S TOLL-FREE  TELEPHONE NUMBER  1-800-888-2461,  EXTENSION
3127.

   Security Management has recommended the change to allow the Select 25 Fund to hold larger positions in a smaller number of securities than a diversified fund.
While  a  non-diversified  fund  can be  expected  to be  more  volatile  than a diversified fund,  Security Management believes that the objective of the Select
25 Fund can best be served by taking  larger  positions  in a smaller  number of securities.

   An investment in a fund that is non-diversified  potentially  entails greater risk than an investment in a diversified  fund. When a fund is  non-diversified, there is a higher limit on the  percentage of assets that can be invested in any single issuer. A higher percentage of investments among fewer issuers may result in greater volatility in the total market value and share price of the Select 25
Fund. In addition,  a single security's increase or decrease in value may have a greater impact on the Select 25 Fund's net asset value and total return.

   THE BOARD OF DIRECTORS OF SBL FUND  UNANIMOUSLY  RECOMMENDS THAT YOU VOTE FOR
PROPOSAL NO. 1. UNMARKED PROXIES WILL BE SO VOTED.

                                  OTHER MATTERS

   The Board of Directors of SBL Fund is not aware of any other  matters to come before the  Meeting  other than those  specified  herein.  If any other  matters should come before the Meeting, it is intended that the persons named as proxies in the enclosed form(s) of proxy, or their  substitutes,  will vote the proxy in accordance with their best judgment on such matters.

                               VOTING INFORMATION

   Each share of stock is entitled to one vote on Proposal No. 1. Only Select 25
Fund  shareholders  of  record at the close of  business  on June 24,  2002 (the
"Record  Date") are  entitled to vote at the Meeting.  On that date,  there were
5,187,054 outstanding shares of Select 25 Fund entitled to vote on the proposal.

   By investing in a variable  annuity or variable life insurance  policy issued by Security Benefit Life Insurance Company ("Security Benefit"),  you indirectly purchased  shares of the Select 25 Fund.  Security  Benefit  owns  shares of the
Select 25 Fund for your benefit in the separate  account  funding your  variable annuity or variable life insurance policy.  Security Benefit will vote shares of the Select 25 Fund in accordance with voting instructions  received from you and other owners of such  variable  annuity and variable  life  insurance  policies.
Shareholders have certain voting rights with respect to their beneficially owned
shares,  and  Security  Benefit,   or  its  appointee,   will  vote  the  shares
beneficially  owned by each  shareholder  in accordance  with the  shareholder's instructions.  The  enclosed  form of proxy is provided  for this  purpose.  All shares for which  shareholders do not provide voting  instructions will be voted in the same proportion as those shares for which voting  instructions  have been received.

   As of the Record Date, there were no persons who owned beneficially more than
5% of the Select 25 Fund and there  were no shares  beneficially  owned,  either individually or as a group, by the Directors and the chief executive  officer of the SBL Fund as of June 24, 2002 of the Select 25 Fund.

   You may vote in person at the  Meeting,  by  telephone,  by  Internet,  or by returning  your  completed  proxy card in the  postage-paid  envelope  provided.
Details can be found on the enclosed proxy insert. Do not return your proxy card if you are  voting by  telephone  or  Internet.  You may  revoke  your  proxy by submitting  another proxy or a notice of revocation of your proxy in proper form to the  Secretary  of the SBL  Fund,  or by voting  the  shares in person at the
Meeting.  However,  attendance  in person at the  Meeting,  by itself,  will not revoke a previously tendered proxy. A second proxy form may be obtained from the
Secretary of the SBL Fund.

   The  presence,  in person or by  proxy,  of more than 50% of the  outstanding shares of the Select 25 Fund that are  entitled  to vote on a  proposal  will be sufficient  to  establish a quorum for the  conduct of business at the  Meeting.
Shares held by  shareholders  present in person or  represented  by proxy at the
Meeting  will be counted both for the purpose of  determining  the presence of a quorum and for calculating  the votes cast on the proposals  before the Meeting.
Shares  represented  by timely and  properly  executed  proxies will be voted as specified.  Executed  proxies  that are  unmarked  will be voted in favor of the proposals presented at the Meeting.

   If a proxy represents a broker  "non-vote" (that is, a proxy from a broker or nominee  indicating  that such a person has not received  instructions  from the beneficial  owner or other person  entitled to vote shares of the Select 25 Fund on a  particular  matter  with  respect  to which  the  broker  or  nominee  has
discretionary   power)   or  is   marked   with  an   abstention   (collectively
"abstentions"),  the  Select  25  Fund's  shares  represented  thereby  will  be considered  to be  present  at the  Meeting  for  purposes  of  determining  the existence of a quorum for the  transaction  of business.  Abstentions,  however, will have the  effect  of a "no" vote for the  purpose  of  obtaining  requisite approval for the proposals described herein and any other proposal that may come before the Meeting.

                                  REQUIRED VOTE

   Proposal  No. 1 must be approved by the vote of a  "majority  of  outstanding voting  securities,"  as defined in the 1940 Act, of the Select 25 Fund that are entitled to vote on the proposal,  which  requires the approval of the lesser of
(a) 67% or more of the Select 25 Fund shares that are present or  represented by proxy at the Meeting,  if the holders of more than 50% of the outstanding shares of the  Select  25 Fund  that are  entitled  to vote are  present  in  person or represented  by proxy at the  Meeting,  or (b) more than 50% of all  outstanding shares of the Select 25 Fund that are entitled to vote.

                               PROXY SOLICITATION

   The Select 25 Fund will bear the cost of soliciting  proxies.  In addition to solicitations  by mail,  some of Security  Management's  officers and employees, without extra  remuneration,  may conduct additional  solicitation by telephone, telegraph and personal interviews.

                              SHAREHOLDER PROPOSALS

   SBL Fund is not required to hold  regular  annual  meetings  and, in order to minimize  its costs,  does not intend to hold annual  meetings  of  shareholders unless so  required  by  applicable  law,  regulation,  regulatory  policy or if otherwise  deemed  advisable  by  the  Fund's  management.  Therefore  it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting or to be submitted to shareholders of the Fund.

                                           By order of the Board of Directors of
                                                                       SBL Fund,
                                                                      AMY J. LEE
                                                                       Secretary

www.securitybenefit.com
[SBG LOGO]
One Security Benefit Place, Topeka, Kansas 66636-0001

                  Notice of Special Meeting of Stockholders of
                        Series Y (Select 25) of SBL Fund
                           To Be Held August 20, 2002
             One Security Benefit Place, Topeka, Kansas, 66636-0001
                            Telephone 1-800-888-2461

The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James
R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated , all shares of

                          SELECT 25 SERIES OF SBL FUND

held by the undersigned at the Special Meeting of Stockholders of the Fund to be
held at 9:30 AM,  local time,  on August 20,  2002,  at Security  Benefit  Group
Building,  One Security Benefit Place, Topeka, Kansas 66636-0001,  in the manner directed  below with respect to the matters  referred to in the proxy  statement for the meeting,  receipt of which is hereby  acknowledged,  and in the proxies'
discretion, upon such other matters as may properly come before the meeting .

In order to avoid the additional  expense of further  solicitation to your Fund, we  strongly  urge you to review,  complete,  and return  your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The
Board of Directors  recommends a vote for the following  proposal.  THESE VOTING
INSTRUCTIONS WILL BE VOTED AS SPECIFIED AND IN THE ABSENCE OF SPECIFICATION WILL
BE TREATED AS GRANTING AUTHORITY TO VOTE " FOR" THE PROPOSAL.

TO VOTE BY TELEPHONE

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-0903
3)  Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go to Website www.proxyvote.com
3)  Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:                 KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
________________________________________________________________________________
SBL FUND, SERIES Y (SELECT 25)

Important:  Stockholders  who do not expect to be in person at the  meeting  are requested to mark, date, sign and return the enclosed proxy card(s) to the Fund, or otherwise vote their shares, as early as possible.

VOTE ON PROPOSAL                                           FOR  AGAINST  ABSTAIN

1.  To approve a proposal to change Series Y (Select 25)   [_]    [_]      [_]
    of the Fund from a diversified to a  non-diversified
    fund.

    To transact such other business as may properly come
before the Meeting .

    THERE IS  ENCLOSED  A PROXY  FORM  SOLICITED  BY THE
BOARD OF DIRECTORS  OF SBL FUND.  Any form of proxy that
is executed and  returned,  nevertheless  may be revoked
prior to its use. All such proxies properly executed and
received in time will be voted at the Meeting.

                   By order of the Board of Directors of
                   SBL Fund,
Topeka, Kansas     AMY J. LEE
July 20, 2002      Secretary

NOTE:  Please sign  exactly as the name  appears on this
card. EACH joint owner must sign the proxy. When signing
as  executor,   administrator,   attorney,   trustee  or
guardian,  or as custodian for a minor,  please give the
FULL title of such.  If a  corporation,  please give the
FULL corporate name and indicate the signer's office. If
a partner, please sign in the partnership name.

--------------------------------------    --------------------------------------
Signature                    Date         Signature (Joint Owners)     Date
(PLEASE SIGN WITHIN BOX)